UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2014

CAPITALSOURCE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31753 (Commission File Number)	35-2206895 (IRS Employer Identification No.)

633 West 5th Street, 33rd Floor Los Angeles, California (Address of Principal Executive Offices)	90071 (ZIP Code)

(213) 443-7700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 7, 2014, pursuant to the Agreement and Plan of Merger, dated as of July 22, 2013, as amended (the “Merger Agreement”), between PacWest Bancorp, a Delaware corporation (“PacWest”), and CapitalSource Inc., a Delaware corporation (the “Company”), the Company merged with and into PacWest with PacWest continuing as the surviving corporation (the “Merger”). In connection with the Merger, PacWest assumed the Company’s guarantees with respect to the following securities.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among PacWest, the Company, CapitalSource Finance LLC and Wilmington Trust Company, as trustee, PacWest assumed the Company’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of November 21, 2005, among CapitalSource Finance LLC, the Company and Wilmington Trust Company, as trustee, with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $82.5 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among PacWest, the Company, CapitalSource Finance LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, PacWest assumed the Company’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of February 22, 2006, among CapitalSource Finance LLC, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $51.5 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among PacWest, the Company, CapitalSource Finance LLC and Wells Fargo Bank, N.A., as trustee, PacWest assumed the Company’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of December 5, 2006, among CapitalSource Finance LLC, the Company and Wells Fargo Bank, N.A., as trustee, with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $16.5 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among PacWest, the Company, CapitalSource Finance LLC and Wilmington Trust Company, as trustee, PacWest assumed the Company’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of December 19, 2006, among CapitalSource Finance LLC, the Company and Wilmington Trust Company, as trustee, with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $6.6 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among PacWest, the Company, CapitalSource Finance LLC and Wilmington Trust Company, as trustee, PacWest assumed the Company’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of June 13, 2007, among CapitalSource Finance LLC, the Company and Wilmington Trust Company, as trustee, with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $39.2 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to an Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, PacWest assumed the Company’s rights, duties and obligations under the Parent Guarantee Agreement, dated as of December 14, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A. with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $128.9 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under the Junior Subordinated Indenture, dated as of December 14, 2005, among CapitalSource Finance LLC, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, PacWest assumed the Company’s rights, duties and obligations under the Parent Guarantee Agreement, dated as of September 27, 2006, between the Company and The Bank of New York Mellon Trust Company, N.A. with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $51.6 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under the Junior Subordinated Indenture, dated as of September 27, 2006, among CapitalSource Finance LLC, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, PacWest assumed the Company’s rights, duties and obligations under the Parent Guarantee Agreement, dated as of September 29, 2006, between the Company and The Bank of New York Mellon Trust Company, N.A. with respect to the Company’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $25.8 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under the Junior Subordinated Indenture, dated as of September 29, 2006, among CapitalSource Finance LLC, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

The foregoing descriptions of the First Supplemental Indentures and the Assignment and Assumption Agreements do not purport to be complete and are qualified in their entirety by reference to the applicable documents which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5 hereto, with respect to the First Supplemental Indentures, and Exhibits 10.1, 10.2 and 10.3 hereto, with respect to the Assignment and Assumption Agreements, and are incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As referenced above, on April 7, 2014, pursuant to the Merger Agreement, the Company merged with and into PacWest with PacWest continuing as the surviving corporation. Immediately after the Merger, CapitalSource Bank, a wholly-owned bank subsidiary of the Company, merged with and into Pacific Western Bank, a wholly-owned bank subsidiary of PacWest, with Pacific Western Bank continuing as the surviving bank.

Pursuant to the terms and conditions set forth in the Merger Agreement, each outstanding share of Company common stock, par value $0.01 per share (“Company Common Stock”) (other than shares held by the Company as treasury stock or owned by PacWest or any direct or indirect wholly owned subsidiary of PacWest or the Company, which shares were cancelled), was converted into the right to receive $2.47 in cash and 0.2837 of a share of PacWest common stock, par value $0.01 per share (“PacWest Common Stock”).  For each fractional share that would have otherwise been issued, PacWest will pay cash in an amount equal to such fraction multiplied by $44.06 (the “Average Closing Price”), which was the average closing price of PacWest Common Stock as quoted on NASDAQ over the 15 trading days ended on April 4, 2014.

The number of shares of PacWest Common Stock that holders of the Company’s equity awards will receive is based on $14.97, the per share value of the merger consideration when the Merger was consummated (the “Per Share Value”).  The Per Share Value was calculated by adding (i) $2.47 (the cash portion of the per share merger consideration) and (ii) the product of 0.2837 (the fraction of a share of PacWest Common Stock comprising the stock portion of the merger consideration) multiplied by the Average Closing Price.  Effective upon the consummation of the Merger:

i.                  each outstanding option to purchase shares of Company Common Stock, whether vested or unvested, that is in-the-money (that is, has an exercise price less than the Per Share Value) vested (to the extent it is not already vested) and each such outstanding option was converted into the right to receive a number of shares of PacWest Common Stock equal to (i) the number of shares of Company Common Stock subject to the option immediately before the Merger was consummated, multiplied by (ii) the excess of the Per Share Value over the exercise price of the option, divided by (iii) the Average Closing Price; and options with an exercise price greater than or equal to the Per Share Value, whether vested or unvested, were cancelled for no consideration;

ii.               each Company restricted stock unit and restricted stock award vested in full (to the extent not vested) and was converted into the right to receive a number of shares of PacWest Common Stock equal to (i) the number of shares of Company Common Stock subject to the award, multiplied by (ii) the Per Share Value, divided by (iii) the Average Closing Price, plus any accrued but unpaid dividend equivalents; and

iii.            subject to certain exceptions, each Company deferred unit vested in full (to the extent not vested) and was converted into the right to receive a number of shares of PacWest Common Stock equal to (i) the number of shares of Company Common Stock underlying such deferred unit, multiplied by (ii) the Per Share Value, divided by (iii) the Average Closing Price, plus any accrued but unpaid dividend equivalents.

For each fractional share that would have otherwise been issued with respect to the Company’s options, restricted stock unit awards, restricted stock awards and deferred units, PacWest will pay cash in an amount equal to such fraction multiplied by the Average Closing Price.  The shares issuable are subject to reduction by applicable taxes required to be withheld.

As a result of the Merger, PacWest will deliver approximately $483.1 million in cash and approximately 56.7 million shares of PacWest Common Stock to the former holders of Company Common Stock. Former holders of Company Common Stock as a group have the right to receive shares of PacWest Common Stock in the Merger constituting approximately 55% of the outstanding shares of PacWest Common Stock immediately after the Merger. As a result, holders of PacWest Common Stock immediately prior to the Merger, as a group, own approximately 45% of the outstanding shares of the PacWest Common Stock immediately after the Merger.  The cash portion of the merger consideration was funded through consolidated cash on hand from the combined entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 26, 2013, and Amendment No. 1 to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 20, 2013, both of which are incorporated herein by reference.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 7, 2014, the Company notified the New York Stock Exchange (“NYSE”) that, trading in the Company Common Stock should be suspended and the listing of the Company Common Stock should be removed, in each case prior to market open on April 8, 2014.  The NYSE has filed a notification of removal from listing of the Company Common Stock (together with the associated stock purchase rights) on Form 25 with the Securities and Exchange Commission. The Company intends to file a Form 15 with respect to certain securities of the Company and a Form 15 with respect to the Company Common Stock and associated stock purchase rights requesting the deregistration of the Company Common Stock and associated stock purchase rights under Section 12 of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01.  Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated into this Item 5.01 by reference.

Pursuant to the Merger Agreement, the board of directors of PacWest upon the consummation of the Merger consists of 13 members, eight of whom were designated by PacWest, and five of whom were designated by the Company.  Accordingly, five of the directors of the Company who were designated by the Company were elected to serve on PacWest’s board until such time as their respective successors are duly elected and qualified or until their earlier resignation or removal.  Those five individuals are Andrew B. Fremder, C. William Hosler, Douglas (Tad) Lowrey, Roger H. Molvar and James J. Pieczynski.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2014, effective upon the consummation of the Merger, the Company’s directors and executive officers ceased serving in such capacities.

Item 8.01.  Other Events.

On April 8, 2014, PacWest issued a press release announcing the completion of the Merger.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP, AS SUCCESSOR TO CAPITALSOURCE INC.

Date: April 8, 2014	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 22, 2013, between PacWest Bancorp and CapitalSource Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 26, 2013 and incorporated herein by reference).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of December 20, 2013, between PacWest Bancorp and CapitalSource Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 20, 2013 and incorporated herein by reference).

4.1

First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wilmington Trust Company (relating to 2005-1 securities) (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

4.2

First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and The Bank of New York Mellon Trust Company, N.A. (relating to 2006-1 securities) (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

4.3

First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wells Fargo Bank, N.A. (relating to 2006-4 securities) (incorporated by reference to Exhibit 4.3 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

4.4

First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wilmington Trust Company (relating to 2006-5 securities) (incorporated by reference to Exhibit 4.4 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

4.5

First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wilmington Trust Company (relating to 2007-2 securities) (incorporated by reference to Exhibit 4.5 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

10.1

Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc. and The Bank of New York Mellon Trust Company, N.A. (relating to 2005-2 securities) (incorporated by reference to Exhibit 10.1 of the Current

Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

10.2

Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc. and The Bank of New York Mellon Trust Company, N.A. (relating to 2006-2 securities) (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

10.3

Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc. and The Bank of New York Mellon Trust Company, N.A. (relating to 2006-3 securities) (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).

99.1	Press Release, dated April 8, 2014 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by PacWest Bancorp (Commission File Number 000-30747) on April 8, 2014).